UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 29, 2025

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street

Huayuankou Economic Zone

Dalian, China, 116450

(Address, including zip code, of principal executive offices)

(+86)(411)-3918-5985

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 29, 2025, CBAK Energy Technology, Inc. (the “Company”) held the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”) at the Company’s headquarters in Dalian, China. Holders of the Company’s common stock at the close of business on November 10, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 88,645,836 shares of common stock outstanding and entitled to vote. A total of 45,586,456 shares of common stock (51.42%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on two proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated November 14, 2025 and the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected five directors to the Board of Directors of the Company to serve until the 2026 annual meeting of stockholders. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jiewei Li	32,544,305	276,752	61,846	12,703,553
J. Simon Xue	31,740,552	1,083,288	59,065	12,703,552
Martha C. Agee	31,700,844	1,117,831	64,229	12,703,552
Jianjun He	31,683,451	1,137,498	61,954	12,703,553
Xiangyu Pei	32,555,052	265,850	62,001	12,703,553

Proposal 2: The Company’s stockholders ratified the appointment of ARK Pro CPA & Co as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
44,152,688	923,133	510,635

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: December 30, 2025	By:	/s/ Jiewei Li
Jiewei Li
Chief Financial Officer

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